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                               Amarillo Globe-News


                             Dollar Volume Contract
                                       for
                             Gilliland Dealerships--
     Plains Chevrolet, Westgate Chevrolet, Midway Chevrolet, Quality Nissan


The above Gilliland dealerships hereby agree to contract with the Amarillo Globe-News for the period as follows:

                         April 1, 1994 to March 31, 1997

The above dealerships agree to a basic program of:

1. Three full page, 4 color ads each day (one for each of the above Chevrolet dealerships) with an annualized total billing of $1,232.784 per year for three years.

2. Each full page, 4 color ad is guaranteed to be positioned on a back page of the section.

3. The Quality Nissan dealership agrees to a basic program of:

A 9 column X 7 1/2 inch full color ad on the front of the local news section daily, Monday through Saturday and some other section front on Sundays for Nissan new cars.

A 4 X 12 1/2 quarter page, black and white, used car ad in classified everyday, Monday through Sunday with an annualized billing of $285,312 per year for three years.

4. Smorgasbord product rates of:
   A. single sheets:
      -1 color, both sides.....$39/m, printed & delivered
      -3 colors, both sides....$59/m, printed & delivered
   B. line rates for automotive-related:
      -55 cents per line, per day
   C. photo-ads:
      -$34.95 per ad, per week
   D. City Beat repeat rate:
      -$1.75 per column inch
   E. Daily display rate for automotive:
      -$7.25 per column inch
   F. Monthly card rate, any size, black & white:
      -$203 per inch per month

5. Each dealership will receive one audiotext line with the direct connect feature.

6. Other advertising (i.e., help wanted, production work) will be done at published monthly earned or line rates; color separation work will be done at current rate card prices and policies.

7. Failure of the above dealerships to complete the above schedule will result in all ads reverting to the appropriate rate card prices.

8. In exchange for this contract on the described ad program, the Glove-News will guarantee rate protection through the life of this contract.

                        [Amarillo Globe-News Letterhead]

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9. The Amerillo Globe-News acts in good faith in accepting ad copy from the Gilliland dealerships. In the event of errors published in the ad, the Globe-News will work for the dealership and/or consumer to resolve differences created from errors in ads.

Billing procedures and amounts have been agreed upon by both parties as follows:

   Plains Chevrolet ....$34,244/month .......$410,928/year
   Westgate Chevrolet ..$34,244/month .......$410,928/year
   Midway Chevrolet ....$34,244/month .......$410,928/year
   Quality Nissan ......$23,776/month .......$285,312/year
   TOTAL ...............$126,508/month ....$1,518,096/year


The three year total dollar volume amount of this contract is
                                   $4,554,288

This agreement may not be assigned nor transferred by the advertiser and must conform to usual Globe-News rules, regulations, policies, standard and terms of payment.

                             Signed this day 3/31/94

Name, Title: /s/ Bill Gilliland, Bill Gilliland, President,


Firm: G/Group

Name, Title: /s/ Steve Beasley, Ad Director  Steve Beasley, Ad Director,


Firm: Amarillo - News


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Multi-colored ads are allowed two free color separations per dealership per change. Additional color separations per dealership per ad will be charged as follows:

Size                      Square Inches                       Price
- ----                      -------------                       -----
4" x 5"                   20"                                 $75
5" x 7"                   35"                                 $85
6" x 9"                   54"                                 $100
8" x 10"                  80"                                 $115
9" x 12"                  108"                                $130
10" x 12"                 120"                                $138
11" x 14"                 154"                                $155
12" x 17"                 204"                                $200

Photography, in connection with any number of separations, will be done at no charge.

Photoprint rates will be as follows:

                 Size            Double print
                 ----            ------------
           0 to 24 sq. in.           $8.00
          25 to 100 sq. in.         $16.00
         101 to 200 sq. in.         $27.00
         201 to 321 sq. inc.        $40.50